                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          DEFINITIVE SCHEDULE 13E - 3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                                AMENDMENT NO. 1
                               (FINAL AMENDMENT)

                           HILCOAST DEVELOPMENT CORP.
                                (Name of Issuer)



                                H. IRWIN LEVY
                             MAURICE A. HALPERIN
                              BARRY S. HALPERIN
                           HILCOAST DEVELOPMENT CORP.
                      (Name of Person(s) Filing Statement)


                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                         (Title of Class of Securities)

                                   431313105
                     (CUSIP Number of Class of Securities)


                                                      Copy to:                                           Copy to:
       H. IRWIN LEVY                           BRUCE E. MACDONOUGH, ESQ.                              KLAUS EPPLER, ESQ.
Hilcoast Development Corp.                   Greenberg, Traurig, Hoffman,                            Proskauer Rose Goetz
     19146 Lyons Road                        Lipoff, Rosen & Quentel, P.A.                             & Mendelsohn LLP
Boca Raton, Florida 33434                        1221 Brickell Avenue                                    1585 Broadway
Telephone: (561) 487-8845                        Miami, Florida 33131                              New York, New York 10036
                                              Telephone: (305) 579-0500                           Telephone: (212) 969-3000
                                              Facsimile: (305) 579-0717                           Facsimile: (212) 969-2900
---------------------------------------------------------------------------------------------------------------------------


      (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

       This Statement is filed in connection with (check the appropriate box):

       a.     [X]    The filing of solicitation materials or an information
                     statement subject to Regulation 14A, Regulation 14C or Rule
                     13e-3(c) under the Securities Exchange Act of 1934.


       b.     [ ]    The filing of a registration statement under the Securities
                     Act of 1933.

       c.     [ ]    A tender offer.

       d.     [ ]    None of the above.

Check the following box if the solicitation materials or information statement referred to in checking box (a) are preliminary copies: [ ]

                           Calculation of Filing Fee

      Transaction Valuation(1)                   Amount of Filing Fee
             $6,722,906                               $1,345.00

(1) Solely for purposes of calculating the filing fee, the transaction value is based upon (i) the conversion of each of the 942,651 outstanding shares of Common Stock not owned by FLA Acquisition Corp. into the right to receive $6.00 from FLA Acquisition Corp. and (ii) the payment by FLA Acquisition Corp. to the holders of outstanding options to purchase 315,000 shares of Common Stock of an amount equal to the difference between $6.00 and the exercise price for each such option, in settlement of such options. The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended (the "Act"), equals 1/50th of one percentum of the aggregate proposed cash payment to the holders of the Common Stock and options.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $1,345.00
Form or registration no.: Preliminary Proxy Statement - Schedule 14A Filing Party: Hilcoast Development Corp.
Date Filed:  The indicated filing was made on November 25, 1996.

        This Final Amendment amends and supplements the Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Statement"), which was filed with the Securities and Exchange Commission (the "Commission") on January 21, 1997 by Hilcoast Development Corp., a Delaware corporation (the "Company"), FLA Acquisition Corp., a Delaware corporation ("Mergerco"), H. Irwin Levy, Maurice
A. Halperin and Barry S. Halperin.

        This filing is made pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended, and Rule 13e-3(d)(3) promulgated thereunder and relates to the Agreement and Plan of Merger dated as of November 21, 1996 (the "Merger Agreement") between the Company and Mergerco, pursuant to which Mergerco merged with and into the Company (the "Merger"), with the Company as the surviving corporation (the "Surviving Corporation"). Unless otherwise defined herein, all terms used herein shall have the meanings set forth in the Statement.

Item 3. Past Contacts, Transactions or Negotiations.


        (a) - (b)   At the Special Meeting of Stockholders held on February 11,
1997, the Merger Agreement was approved by the affirmative vote of the holders of a majority of the Company's common stock, $.01 par value per share (the "Common Stock"). On February 12, 1997, a Certificate of Merger with respect to the Merger was filed with the Secretary of State of the State of Delaware and, as a result, the Merger became effective as of approximately 2:30 p.m. on February 12, 1997.



        As contemplated by the Merger Agreement, (i) immediately prior to the effectiveness of the Merger, Mr. Levy and Messrs. Halperin contributed all of their respective shares of Common Stock to Mergerco, (ii) Mergerco was merged with and into the Company with the Company being the Surviving Corporation,
(iii) at the effective time of the Merger, each outstanding share (a "Share") of Common Stock (except those Shares owned by Mergerco or held by persons who perfected their dissenters' rights under Delaware law) was converted into the right to receive $6.00 in cash, without interest, (iv) at the effective time of the Merger, each outstanding Share held by Mergerco was canceled without consideration, and (v) at the effective time of the Merger, each outstanding share of Mergerco common stock was converted into one share of common stock of the Surviving Corporation. The terms and conditions of the Merger are more fully set forth in the definitive proxy statement of the Company dated January 21, 1997 (the "Definitive Proxy Statement") which was delivered in final form to its stockholders in connection with the Special Meeting. A copy of the Definitive Proxy Statement was included as Exhibit (d)(1) to the Statement.


        Two stockholders, holding an aggregate of 1,300 Shares, notified the Company of their intention to seek dissenters' rights of appraisal under Delaware law. Pursuant to the Merger Agreement, their Shares were converted into the right to receive such consideration as may be determined to be due such holders pursuant to Delaware law.

Item 5. Plans or Proposals of the Issuer or Affiliate.

        The Merger was consummated on February 12, 1997. The Surviving Corporation intends to file a Form 15 relating to the Common Stock.

Item 6. Source and Amount of Funds or Other Consideration.

        On February 11, 1997, Mr. Levy obtained a loan from Island National
Bank and Trust Company to fund his loan to Mergerco, substantially in accordance with the terms described under "Financing of the Merger" in the Definitive
Proxy Statement.

Item 10. Interest in Securities of the Issuer.

        As a result of the consummation of the Merger, Mr. Levy and Messrs. Halperin together own 10,000 shares of the common stock of the Surviving Corporation, or 100% of the currently outstanding shares of its common stock.

Item 17. Material to be filed as Exhibits.

         (b)(3) Bring Down Letter of Patricof & Co. Capital Corp. Confirming its Opinion

         (d)(6) Letter of Transmittal

                                   SIGNATURE

       After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                      HILCOAST DEVELOPMENT CORP.



Date:   February 24, 1997             By: /s/ H. Irwin Levy
                                          -------------------------------------
                                          H. Irwin Levy, President

                                  SIGNATURE


        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.






Date:   February 24, 1997                   By: /s/ H. Irwin Levy
                                                -----------------------------
                                                H. Irwin Levy

                                  SIGNATURE


        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.






Date:   February 24, 1997                   By: /s/ Maurice A. Halperin
                                                -----------------------------
                                                Maurice A. Halperin

                                  SIGNATURE


        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.






Date:   February 24, 1997                   By: /s/ Barry S. Halperin
                                                -----------------------------
                                                Barry S. Halperin

                                                                  EXHIBIT (b)(3)

                                                            [PATRICOF & CO LOGO]

                          [PATRICOF & CO. LETTERHEAD]

February 12, 1997


Independent Directors Committee
Hilcoast Development Corp.
c/o Bernard Green, Chairman
19146 Lyons Road
Boca Raton, FL 33434

Gentlemen:

        By letter dated November 12, 1996, the contents of which are incorporated by reference herein (the "Opinion Letter"), Patricof & Co. Capital Corp. ("Patricof") expressed the view that the Proposed Transaction as defined in such letter was, from a financial point of view, fair to the Public Shareholders of Hilcoast Development Corp. ("Hilcoast" or the "Company"), also defined in such letter. You have requested us to prepare a "bring down" letter to determine whether anything that has occurred between the November 12, 1996 Opinion Letter and this date, would cause us to change the conclusion set forth in the Opinion Letter. In order to make that determination, we performed the following activities:

I.      Documents consulted and data reviewed

        In the period following the delivery of the Opinion Letter, we consulted documents and reviewed data supplemental to that previously consulted and reviewed by us, including but not limited to Hilcoast's Form 10-Q dated October 31, 1996, and the Merger Agreement and Proxy Statement, both prepared for the purpose of completing the transaction. We also reviewed the SEC filings of the companies we had chosen for our comparative company analysis, surveyed additional comparative transactions and updated current stock price and other data respecting the companies previously chosen by us for such purposes. We also updated the information required to perform our discounted cash flow analysis and reviewed information concerning the current status of the economy and the home building industry.

Independent Directors Committee
Hilcoast Development Corp.
February 12, 1997
Page 2



II.     Persons Interviewed

        In the period following the delivery of the Opinion Letter, we re-interviewed certain Hilcoast personnel including its Chairman/chief executive officer, its President/chief operating officer, and its Executive Vice President/chief financial officer. We also spent time with the Company's independent director and members of the law firm involved in preparing the documentation for the Proposed Transaction.

III.    Factors Considered and Alternative Approaches

        We considered, for the period November 12, 1996 to date, the same elements as those considered by us in rendering the Opinion Letter and used the same analytical approaches as those set forth therein.

IV.     Assumptions and Limitations

        We reiterate the assumptions and limitations set forth in the Opinion Letter effective as of the date of this letter.

V.      Conclusion

        Based upon the foregoing, and subject to the assumptions and limitations set forth in the Opinion Letter, we conclude that nothing has come to our attention from the date of the Opinion Letter to the date hereof that would cause us to change the conclusion set forth in the Opinion Letter.



Very truly yours,



PATRICOF & CO. CAPITAL CORP.

/s/ Patricof & Co. Capital Corp.
--------------------------------

                                                                  EXHIBIT (d)(6)


                             LETTER OF TRANSMITTAL

              To Accompany Certificates for Shares of Common Stock
                         of Hilcoast Development Corp.
               (Please Read the Attached Instructions Carefully)

-----------------------------------------------------------------------------------------------
                           DESCRIPTION OF CERTIFICATES SURRENDERED
-----------------------------------------------------------------------------------------------
                                                            CERTIFICATE(S) ENCLOSED
                                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                 ----------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNERS
        (PLEASE FILL IN IF BLANK)                  CERTIFICATE NUMBER(S)     NUMBER OF SHARES
-----------------------------------------------------------------------------------------------
                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------

                                                 ----------------------------------------------
                                                 TOTAL NUMBER
                                                 OF SHARES
-----------------------------------------------------------------------------------------------



         TO:  AMERICAN STOCK TRANSFER & TRUST COMPANY, AS PAYING AGENT

                                 40 Wall Street
                                   46th Floor
                            New York, New York 10005
                           Telephone: (212) 936-5100
               Facsimile: (718) 234-5001  Attn: Cynthia Trottman

         In connection with the merger (the "Merger") with and into Hilcoast Development Corp., a Delaware corporation (the "Company"), of FLA Acquisition Corp. ("Mergerco"), a Delaware corporation formed by the Company's Chairman of the Board and certain other stockholders for the purpose of consummating the Merger, with the Company being the surviving corporation (the "Surviving Corporation"), pursuant to the Agreement and Plan of Merger dated as of November 21, 1996 (the "Merger Agreement"), which Merger became effective on February 12, 1997, the undersigned hereby deposits and surrenders the above-described stock certificate(s) formerly representing shares of Common Stock, $.01 par value (the "Common Stock"), of the Company in exchange for a check for $6.00, without interest, for each share of Common Stock surrendered, in accordance with the Merger Agreement and instructions specified below.

         The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to surrender the certificate(s) representing the shares of Common Stock set forth above and (ii) the undersigned has good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by you or the Surviving Corporation to be necessary or desirable to complete the surrender and exchange of such Common Stock certificate(s).

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors and assigns of the undersigned.

         The undersigned understands that the delivery and surrender of the certificate(s) representing Common Stock shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon proper delivery to the Paying Agent of such certificate(s) and this Letter of Transmittal, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to the Surviving Corporation and other required documents and payments of any transfer or other taxes. All questions as to validity, form and eligibility of the surrender of certificate(s) hereunder will be determined by the Surviving Corporation, and such determination shall be final and binding on the stockholders.

         Please issue a check for the cash to which the undersigned is entitled in the name in which the former shares of Common Stock owned by the undersigned have been recorded on the books of the Company and deliver the same or mail to the address of record, unless other instructions as to identity of the registered holder or mailing address are indicated.

PLEASE SIGN HERE (See General Instruction 3)

X                                                        Date
 --------------------------------------------------           ---------------------------

X
 --------------------------------------------------      Telephone Number, Including
             (Signature(s) of Owner(s)                   Area Code (   )
                   and Capacity                                         -----------------

         Signature(s) of registered holder(s) must be signed by registered holder(s) exactly as name appears on certificate(s) or by person(s) authorized to sign certificate(s) and document(s) transmitted.

Signature(s) Guaranteed by: (See General Instruction 3)


--------------------------------------------------

--------------------------------------------------
              (AUTHORIZED SIGNATURE)

PLEASE COMPLETE ATTACHED SUBSTITUTE FORM W-9.  IF A PERSON HAS BEEN INDICATED
   UNDER "SPECIAL ISSUANCE INSTRUCTIONS" BELOW, SUCH PERSON MUST COMPLETE A
                             SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
      TO BE COMPLETED BY ALL PERSONS SURRENDERING SHARES OF COMMON STOCK
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        TAXPAYER IDENTIFICATION NUMBER

Please provide your Taxpayer
Identification Number or Social           -----------------------------------
Security Number in the box at the
right and certify by signing and          -----------------------------------
dating below.*


Date: ___________________________, 1997

Sign
Here:
     ----------------------------

*IRS rulings require a 31% withholding on any cash distributions for which a Social Security Number or Taxpayer Identification Number has not been provided. See Instruction 7.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            FILL IN ONLY IF CHECK(S) ARE TO BE ISSUED OR MAILED TO
             OTHER THAN NAME AND ADDRESS OF RECORD AS SHOWN ABOVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SPECIAL ISSUANCE INSTRUCTIONS
                             (See Instruction 4A)

To be completed ONLY if checks are to be issued in the name of someone other than the person or persons whose signature(s) appears on the face of this Letter of Transmittal or issued to a record address different from that shown in the box entitled "Description of Certificate(s) Surrendered" on the face of this Letter of Transmittal.*



Name:
     -----------------------------------------
               (Please Print)


----------------------------------------------
               (Please Print)

Address:
        --------------------------------------

----------------------------------------------
                                  Zip Code

----------------------------------------------
Employer Identification or Social Security No.

--------------------------------------------------------------------------------
                        SPECIAL DELIVERY INSTRUCTIONS
                             (See Instruction 4B)

To be completed ONLY if checks are to be sent to someone other than the person or persons whose signature(s) appears on the face of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Certificate(s) Surrendered" on the face of this Letter of Transmittal.


Name:
     -----------------------------------------
               (Please Print)


----------------------------------------------
               (Please Print)

Address:
        --------------------------------------

----------------------------------------------
                                  Zip Code

----------------------------------------------
Employer Identification or Social Security No.
--------------------------------------------------------------------------------

*IRS rulings require a 31% withholding on any cash distributions for which a Social Security or Taxpayer Identification Number has not been provided. See Instruction 7.

                              GENERAL INSTRUCTIONS

              FOR DEPOSIT AND SURRENDER OF CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF COMMON STOCK OF HILCOAST DEVELOPMENT CORP.

1. The Completion of Letter of Transmittal and Deposit and Surrender of Certificates

         This Letter of Transmittal ("Letter of Transmittal") must be properly filled out, executed and mailed or delivered, accompanied by the certificate(s) representing the shares of Common Stock to be deposited and surrendered in the manner indicated, to American Stock Transfer & Trust Company, as Paying Agent (the "Paying Agent"), at the address set forth on the front of the Letter of Transmittal. No checks may be delivered to a former Company stockholder until a properly completed Letter of Transmittal, accompanied by the certificate(s) for shares of Common Stock to be deposited and surrendered and other documents, if required, have been received by the Paying Agent

2.       Method of Delivery

         The method of delivery of certificate(s) for shares of Common Stock to be deposited and surrendered to the Paying Agent, at the address set forth on the front of the Letter of Transmittal, is at the option and risk of the depositing and surrendering former stockholder. Delivery will be deemed effective only when received by the Paying Agent at such address. If the certificate(s) is sent by mail, then registered mail, properly insured, is suggested. A return envelope is enclosed for convenience of transmittal.

3.       Signature and Endorsement

         A. Check(s) in Same Name(s). If any check(s) is to be issued in the name of the registered holder of the deposited and surrendered certificate(s), such deposited and surrendered certificate(s) need not be endorsed and the signature on the Letter of Transmittal need not be guaranteed.

         B. Check(s) in New Name(s). If any check(s) is to be issued in a name different from that in which the deposited and surrendered certificate(s) is registered, such deposited and surrendered certificate(s) must be endorsed or accompanied by an appropriate stock power, with the signature guaranteed by a commercial bank, trust company, credit union or savings and loan that is a member of the Medallion Signature Guarantee Program or by a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. A verification by a Notary Public is not acceptable. The signature on the Letter of Transmittal also must be guaranteed in the same manner.

         C. Persons Acting in a Fiduciary Capacity. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact or others acting in a fiduciary or representative capacity must indicate such capacity and must be accompanied by proper evidence of the signer's authority to act.

         D. Joint Owners; Different Names. If any of the certificate(s) surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal. If any certificate(s) surrendered are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which certificate(s) are held.

4.       Particular Instructions Concerning Issuance and Delivery

         A. Issuance Instructions. Indicate in the box labeled "Special Issuance Instructions" the information requested therein with respect to any persons to whom any check(s) are to be issued if different from the name or address of the person(s) that is recorded on the books of the Company.

         B. Delivery Instructions. Indicate in the box labeled "Special Delivery Instructions" the name and address of the person to whom any check(s) are to be sent if different from the name or address that is recorded on the books of the Company.

5.       Mutilated, Lost, Stolen or Destroyed Certificate(s)

         Any stockholder whose certificate(s) have been mutilated, lost, stolen, or destroyed should contact the Paying Agent, at the address indicated above, for further instructions.

6.       Transfer Taxes

         If payment is made to any person other than the registered stockholder, or if tendered certificate(s) are recorded in the name of any person other than the person signing this Letter of Transmittal, then the amount of such transfer or other taxes (whether imposed on the registered holder or any other person) required by reason of the payment to a person other than the registered holder of the certificate(s) surrendered must be paid by the person requesting such payment or such requesting person must establish to the satisfaction of the Surviving Corporation that the tax has been paid or is not applicable.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

7.       Taxpayer Identification Number

         Federal income tax law requires that a stockholder who surrenders certificate(s) must provide his or her correct taxpayer identification number ("TIN"), which, in the case of a stockholder who is an individual, is his or her social security number. If the stockholder does not provide the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"), and payments made to the stockholder may be subject to a 31% backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt person, that individual must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. A Form W-8 for such a statement can be obtained from the Paying Agent.

         To prevent backup withholding, each surrendering stockholder subject to backup withholding must provide his or her correct TIN by completing the attached substitute Form W-9, certifying that the TIN provided is correct (or that the stockholder is awaiting a TIN) and that (a) the stockholder has not been notified by the IRS that it, he or she is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the stockholder that it, he or she is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt stockholders (other than certain foreign individuals) should certify on the attached substitute Form W-9 that such stockholder is exempt from backup withholding. If a stockholder has been notified by the IRS that it, he or she is subject to backup withholding because of underreporting interest or dividends on its, his or her tax return, it, he or she should nevertheless complete and sign the attached substitute Form W-9 but should (unless after being so notified by the IRS it, he or she received a notification from the IRS that it, he or she is no longer subject to backup withholding) cross out item
(2) of the certification on the form. In such case, backup withholding will not apply to the delivery to the stockholder of the check. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the chart on page 8 hereof for information on which TIN to report.

8.       Prompt Return of Certificates

         It is important that the Company's stockholders surrender their Common Stock certificate(s) promptly. No check will be mailed until a properly completed Letter of Transmittal and certificate(s) have been received by the Paying Agent.

9.       Inquiries

         All inquiries with respect to this Letter of Transmittal and the surrender of any certificate(s) formerly representing shares of Common Stock should be directed to the Paying Agent (Telephone: (212) 936-5100).

10.      Miscellaneous

         The Surviving Corporation will not be under any duty to notify any stockholder of any defects in the deposit and surrender of any certificate(s) formerly representing Common Stock and shall not incur any liability for failure to give such notification. The Surviving Corporation shall have the absolute right to reject any or all of such deposits that are not in proper form and to waive any irregularities or conditions of such deposits. All questions with respect to the Letter of Transmittal will be determined by the Surviving Corporation, which determination shall be final and binding.

------------------------------------------------------------------------------------------------------------------------------------
                                         TO BE COMPLETED BY ALL SURRENDERING STOCKHOLDERS
     If a person has been indicated under "Special Issuance  Instructions," such person must complete a substitute Form W-9.
   (See Instruction 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number  on Substitute Form W-9)

                                               PAYER'S NAME:  FLA Acquisition Corp.
                               PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

------------------------------------------------------------------------------------------------------------------------------------
         SUBSTITUTE                                 PLEASE PROVIDE YOUR TAXPAYER IDENT-      TAXPAYER IDENTIFICATION NUMBER
                                                    IFICATION NUMBER IN THE SPACE AT
          FORM W-9                                  RIGHT AND CERTIFY BY SIGNING AND
                                                    DATING BELOW.
                                                                                      ----------------------------------------------

                                                                                      ----------------------------------------------
                                                                                                (SOCIAL SECURITY NO. OR
                                                                                             EMPLOYER IDENTIFICATION NO.)
                                                    --------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY                         PLEASE CHECK THIS BOX IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF,
  INTERNAL REVENUE SERVICE                          YOUR TAXPAYER IDENTIFICATION NUMBER                                        [ ]
                                                    --------------------------------------------------------------------------------

                                                 CERTIFICATION - Under penalties of perjury, I certify that:

                                                 (1)  The number shown on this form is my correct Taxpayer Identification Number
                                                      (or I am waiting for a Taxpayer Identification Number to be issued to
                                                      me), and

                                                 (2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                                 You must cross out item (2) if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

        PAYER'S REQUEST FOR
      TAXPAYER IDENTIFICATION                    PRINT YOUR NAME:
     NUMBER AND CERTIFICATION.                                   -------------------------------------------------------------------
      FOR PAYEES EXEMPT FROM                     ADDRESS:
     BACKUP WITHHOLDING.  (SEE                           ---------------------------------------------------------------------------
   GUIDELINES FOR CERTIFICATION
    OF TAXPAYER IDENTIFICATION                   SIGNATURE:                                                    DATE:
       NUMBER ON SUBSTITUTE                                ---------------------------------------------------      ----------------
             FORM W-9)
                                                 NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
                                                 OF 31% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER.  FOR ADDITIONAL
                                                 DETAILS,  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
                                                 IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

                                                 IF YOU CHECKED THE ABOVE BOX OF THIS SUBSTITUTE FORM W-9 INDICATING THAT YOU ARE
                                                 AWAITING RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER, YOU MUST SIGN AND DATE
                                                 THE FOLLOWING CERTIFICATION:

                                                          CERTIFICATE OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

                                                        I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security
                                                 Administration Office (or I intend to mail or deliver an application in the near future).  I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                 Signature
                                                          --------------------------------------------------------------------------

                                                 Date
                                                     -------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                   FORM W-9

                 WHAT TAXPAYER IDENTIFICATION NUMBER TO GIVE

==================================================================================================================================
FOR THIS TYPE OF ACCOUNT:                                            GIVE NAME AND SSN OF:
----------------------------------------------------------------------------------------------------------------------------------
1.   Individual                                                      The individual
----------------------------------------------------------------------------------------------------------------------------------
2.   Two or more individuals (joint account)                         The actual owner of the account or, if combined funds, the first individual on the account.(1)
----------------------------------------------------------------------------------------------------------------------------------
3.   Custodian account of a minor (Uniform Gift to                   The minor(2)
     Minors Act)
----------------------------------------------------------------------------------------------------------------------------------
4.   a.  The usual revocable savings trust (grantor is also          The grantor-trustee(1)
         trustee)
----------------------------------------------------------------------------------------------------------------------------------
     b.  So-called trust account that is not a legal or valid        The actual owner(1)
         trust under state law.
----------------------------------------------------------------------------------------------------------------------------------
5.   Sole proprietorship                                             The owner(3)
----------------------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                            GIVE NAME AND EIN OF:
----------------------------------------------------------------------------------------------------------------------------------
6.   Sole proprietorship                                             The owner(3)
----------------------------------------------------------------------------------------------------------------------------------
7.   A valid trust, estate, or pension trust                         Legal entity(4)
----------------------------------------------------------------------------------------------------------------------------------
8.   Corporate                                                       The corporation
----------------------------------------------------------------------------------------------------------------------------------
9.   Association, club, religious, charitable, educational,          The organization
     or other tax-exempt organization
----------------------------------------------------------------------------------------------------------------------------------
10.  Partnership                                                     The partnership
----------------------------------------------------------------------------------------------------------------------------------
11.  A broker or registered nominee                                  The broker or nominee
----------------------------------------------------------------------------------------------------------------------------------
12.  Account with the Department of Agriculture in the               The public entity
     name of a public entity (such as a state or local
     government, school district, or prison) that receives
     agricultural program payments.
==================================================================================================================================




----------------------------------
(1)    List first and circle the name of the person whose number you furnish.

(2)    Circle the minor's name and furnish the minor's social security number.

(3)    Show the individual's name.  You may also enter your business name.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.